GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:         10-Feb-00
Remittance Date:            15-Feb-00
Month End Date:             31-Jan-00
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
(a)              Class I A Distribution Amount                                                                       5,768,633.71

(b)              Class I A Distribution Principal                                                                    3,387,846.05
                           Scheduled Payments of Principal                                        592,257.92
                           Partial Prepayments                                                    137,982.09
                           Scheduled Principal Balance Principal Prepayment in Full             1,124,815.96
                           Scheduled Principal Balance Liquidated Contracts                     1,532,790.08
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class I A Interest Distribution                                                                     2,380,787.66
                 Class I A Interest Shortfall                                                                                0.00

(d)              Class I A Remaining Certificate Balance                                                           427,199,221.48
                 Class II A Remaining Certificate Balance                                                          215,823,668.33

(e)              Class II A Distribution Amount                                                                      2,677,558.10

(f)              Class II A Distribution Principal                                                                   1,603,498.10
                           Scheduled Payments of Principal                                        230,703.23
                           Partial Prepayments                                                    238,948.57
                           Scheduled Principal Balance Principal Prepayment in Full               527,468.61
                           Scheduled Principal Balance Liquidated Contracts                       606,377.69
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class II A Interest Distribution                                                                    1,074,060.00
                 Class II A Interest Shortfall                                                                               0.00

(h)              Class I A Pass Through Rate                                                                             6.635000%
                 Class II A Pass Through Rate                                                                            6.351250%

(i)              Monthly Servicing Fee Class I A                                                                       358,822.56
                 Monthly Servicing Fee Class II A                                                                      181,189.31

(j)              Delinquency                                                                     # of Contracts    Prin. Balance
                                                                                                 --------------    --------------
                           a) One Monthly Payment Delinquent                                             397        14,599,336.45
                           b) Two Monthly Payments                                                       117         4,502,262.34
                           c) Three or more Monthly Payments                                             127         5,942,902.54
                                                                                                 --------------    --------------
                                                                                                         641        25,044,501.33
                                                                                                 ==============    ==============

                                                                                                                      Repurchase
(k)              Repurchased Contracts                                                            # of Contracts        Price
                 (see attached)                                                                   --------------    -------------
                                                         Total Repurchases                                 0                 0.00
                                                                                                  ==============    =============

(l)              Repossessions or Foreclosures                                                       Number       Actual Balance
                                                                                                  --------------  ---------------
                                                         BOP Repossessions                               283      $ 11,123,784.21
                                                         Plus Repossessions this Month                   109         3,884,803.63
                                                         Less Liquidations                               (65)       (2,169,236.92)
                                                                                                  --------------  ---------------
                                                         EOP Repossessions                               327      $ 12,839,350.92
                                                                                                  ==============  ===============

(m)              Group I Enhancement Payment                                                                           171,498.61
                 Group II Enhancement Payment                                                                                0.00

(n)              Monthly Advance Group I                                                                               311,987.56
                 Outstanding Amount Advanced Group I                                                                 2,036,390.73
                 Monthly Advance Group II                                                                               31,093.05
                 Outstanding Amount Advanced Group II                                                                  997,810.13

(o)              Group I Deposit to Special Account/(Group I Withdrawal
                   from Special Account)                                                                                     0.00
                 Group II Deposit to Special Account/(Group II Withdrawal
                   from Special Account)                                                                                     0.00

(p)              Amount Distributed to Class R Certificateholders                                                            0.00

(q)              Net Weighted Average Contract Rate Group I                                                                  9.45%
                 Net Weighted Average Contract Rate Group II                                                                 9.04%

(r)              Group I Pool Principal Balance percentage                                                              89.377071%
                 Group II Pool Principal Balance percentage                                                             86.416293%

(s)              Aggregate Deficiency Amounts                                                                           45,681.16
                 Servicer Deficiency Amounts received                                                                   15,988.41

(t)              Net Funds Carryover Amount paid to Class II A Certificateholders                                            0.00
                 Net Funds Carryover Amount remaining                                                                        0.00
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